Exhibit 99.1

FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP

ANNOUNCES SECOND QUARTER EARNINGS

Honesdale, Pennsylvania - July 22, 2022

James O. Donnelly, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended June 30, 2022 of $6,855,000, which was $1,100,000, or 19.1%, higher than the same three-month period of last year. The increase includes an $841,000 increase in net interest income, a $1,200,000 decrease in the provision for loan losses, and a $302,000 increase in total other income. Earnings per share (fully diluted) were $0.84 in the three months ended June 30, 2022, compared to $0.70 in the same period of last year. The annualized return on average assets for the three months ended June 30, 2022, was 1.35%, while the annualized return on average tangible equity was 18.16%. Net income for the six months ended June 30, 2022, was $13,983,000, which is $2,687,000 higher than the same six-month period of 2021, due to increases in net interest income and total other income, and a decrease in the provision for loan losses of $2,400,000. Earnings per share (fully diluted) for the six months ended June 30, 2022 were $1.71, compared to $1.38 for the six months ended June 30, 2021. The annualized return on average assets for the six months ended June 30, 2022 was 1.37%. The annualized return on average tangible equity for the six months ended June 30, 2022 was 17.36%.

Total assets as of June 30, 2022 were $2.066 billion, with loans receivable of $1.404 billion, deposits of $1.800 billion and stockholders’ equity of $173.8 million.

For the three months ended June 30, 2022, net interest income, on a fully-taxable equivalent basis (fte), totaled $17,082,000, an increase of $819,000 compared to the same period in 2021. A $173.1 million increase in average securities available for sale contributed to the increased net interest income. Net interest margin (fte) for the three months ended June 30, 2022 was 3.49%, compared to 3.44% in the same period of 2021. The tax-equivalent yield on interest-earning assets decreased one basis point to 3.74% during the three months ended June 30, 2022, compared to the same prior year period, while the cost of interest-bearing liabilities decreased nine basis points to 0.34%. Net interest income (fte) for the six months ended June 30, 2022 totaled $33,365,000, which was $1,121,000 higher than the same period in 2021, due to a $183.2 million increase in average securities available for sale. The net interest margin (fte) was 3.41% in the six months ended June 30, 2022, as compared to 3.51% during the six months ended June 30, 2021. The decrease in the net interest margin (fte) was due to a $39.6 million decrease in average loans outstanding related to Paycheck Protection Program (“PPP”) loans forgiven during the period.

Other income for the three months ended June 30, 2022, totaled $2,489,000, compared to $2,187,000 for the same period in 2021. The increase is due primarily to a $255,000 increase in earnings and proceeds on bank-owned life insurance policies.    For the six months ended June 30, 2022, other income totaled $5,828,000, compared to $4,176,000 for the six months ended June 30, 2021. The increase was due primarily to income recognized on previously acquired purchased impaired loans that were carried at a discount.

Other expenses totaled $10,472,000 for the three months ended June 30, 2022, an increase of $980,000, compared to the $9,492,000 for the same period of 2021. For the six months ended June 30, 2022, other expenses totaled $20,630,000, compared to $18,944,000 for the same period in 2021, due primarily to a $1,146,000 increase in salaries and employee benefits costs.

Mr. Donnelly commented, “Our results for the first half of 2022 reflect the higher level of interest earning assets, and reduced loan loss provisions related to our improved credit quality metrics. Our return on average assets for the six months ended June 30, 2022 was 1.37%, our earnings per share improved 23.9% compared to the same six-month period of last year, and our credit quality metrics remain strong which should bode well for future performance. We look forward to continuing to serve our expanded base of stockholders and customers.”

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and fifteen offices in Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the risks and uncertainty posed by, and the effect and impact of, the COVID-19 pandemic on the economy and the Company’s results of operation and financial condition, the ability to control costs and expenses, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent net interest income, which is a non-GAAP (Generally Accepted Accounting Principles) financial measure. Tax-equivalent net interest income was derived from GAAP interest income and net interest income using an assumed tax rate of 21%. We believe the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a fully taxable-equivalent basis:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2022	2021	2022	2021
Net Interest Income	$16,894	$16,053	$32,995	$31,829
Taxable equivalent basis adjustment using 21% marginal tax rate	188	210	370	415

Net interest income on a fully taxable equivalent basis	$17,082	$16,263	$33,365	$32,244

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following reconciles average equity to average tangible equity:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2022	2021	2022	2021
Average equity	$181,044	$199,777	$192,090	$198,689
Average goodwill and other intangibles	(29,629)	(29,762)	(29,643)	(29,780)

Average tangible equity	$151,415	$170,015	$162,447	$168,909

Contact:	William S. Lance
Executive Vice President &
Chief Financial Officer
NORWOOD FINANCIAL CORP 570-253-8505 www.waynebank.com

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	June 30
	2022	2021
ASSETS
Cash and due from banks	$29,931	$34,831
Interest-bearing deposits with banks	79,735	170,342

Cash and cash equivalents	109,666	205,173
Securities available for sale	440,877	333,636
Loans receivable	1,404,317	1,386,654
Less: Allowance for loan losses	17,017	15,340

Net loans receivable	1,387,300	1,371,314
Regulatory stock, at cost	2,396	4,084
Bank premises and equipment, net	17,032	17,298
Bank owned life insurance	43,167	39,665
Foreclosed real estate owned	346	844
Accrued interest receivable	6,085	6,190
Goodwill	29,266	29,266
Other intangible assets	353	461
Other assets	29,896	17,633

TOTAL ASSETS	$2,066,384	$2,025,564

LIABILITIES
Deposits:
Non-interest bearing demand	$442,991	$435,824
Interest-bearing	1,356,839	1,253,117

Total deposits	1,799,830	1,688,941
Short-term borrowings	70,427	83,599
Other borrowings	4,412	36,259
Accrued interest payable	1,138	1,462
Other liabilities	16,746	14,804

TOTAL LIABILITIES	1,892,553	1,825,065
STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2022: 8,275,901 shares, 2021: 8,243,556 shares	828	825
Surplus	96,752	95,951
Retained earnings	119,414	100,818
Treasury stock, at cost: 2022: 110,084 shares, 2021: 21,568 shares	(2,933)	(656)
Accumulated other comprehensive (loss) income	(40,230)	3,561

TOTAL STOCKHOLDERS’ EQUITY	173,831	200,499

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,066,384	$2,025,564

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
INTEREST INCOME
Loans receivable, including fees	$15,714	$16,102	$31,089	$32,248
Securities	2,197	1,356	4,091	2,468
Other	182	59	260	102

Total Interest income	18,093	17,517	35,440	34,818
INTEREST EXPENSE
Deposits	1,083	1,205	2,142	2,459
Short-term borrowings	60	73	108	142
Other borrowings	56	186	195	388

Total Interest expense	1,199	1,464	2,445	2,989

NET INTEREST INCOME	16,894	16,053	32,995	31,829
PROVISION FOR LOAN LOSSES	300	1,500	600	3,000

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	16,594	14,553	32,395	28,829
OTHER INCOME
Service charges and fees	1,475	1,532	2,946	2,782
Income from fiduciary activities	214	181	416	341
Net realized gains on sales of securities	—	—	—	21
Gains on sales of loans, net	—	109	—	138
Earnings and proceeds on life insurance policies	449	194	625	568
Other	351	171	1,841	326

Total other income	2,489	2,187	5,828	4,176
OTHER EXPENSES
Salaries and employee benefits	5,840	5,171	11,271	10,125
Occupancy, furniture and equipment	1,206	1,186	2,513	2,406
Data processing and related operations	666	562	1,295	1,166
Taxes, other than income	240	229	533	534
Professional fees	406	343	981	883
FDIC Insurance assessment	142	154	326	335
Foreclosed real estate	10	13	63	42
Amortization of intangibles	27	34	54	68
Other	1,935	1,800	3,594	3,385

Total other expenses	10,472	9,492	20,630	18,944
INCOME BEFORE TAX	8,611	7,248	17,593	14,061
INCOME TAX EXPENSE	1,756	1,493	3,610	2,765

NET INCOME	$6,855	$5,755	$13,983	$11,296

Basic earnings per share	$0.84	$0.70	$1.71	$1.38

Diluted earnings per share	$0.84	$0.70	$1.71	$1.38

NORWOOD FINANCIAL CORP.

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended June 30	2022	2021
Net interest income	$16,894	$16,053
Net income	6,855	5,755
Net interest spread (fully taxable equivalent)	3.40%	3.32%
Net interest margin (fully taxable equivalent)	3.49%	3.44%
Return on average assets	1.35%	1.15%
Return on average equity	15.19%	11.59%
Return on average tangible equity	18.16%	13.63%
Basic earnings per share	$0.84	$0.70
Diluted earnings per share	$0.84	$0.70

For the Six Months Ended June 30	2022	2021
Net interest income	$32,995	$31,829
Net income	13,983	11,296
Net interest spread (fully taxable equivalent)	3.30%	3.39%
Net interest margin (fully taxable equivalent)	3.41%	3.51%
Return on average assets	1.37%	1.16%
Return on average equity	14.68%	11.49%
Return on average tangible equity	17.36%	13.53%
Basic earnings per share	$1.71	$1.38
Diluted earnings per share	$1.71	$1.35

As of June 30	2022	2021
Total assets	$2,066,384	$2,025,564
Total loans receivable	1,404,317	1,386,654
Allowance for loan losses	17,017	15,340
Total deposits	1,799,830	1,688,941
Stockholders’ equity	173,831	200,499
Trust assets under management	174,193	180,602
Book value per share	$21.65	$24.47
Tangible book value per share	$18.02	$20.85
Equity to total assets	8.41%	9.90%
Allowance to total loans receivable	1.21%	1.11%
Nonperforming loans to total loans	0.04%	0.28%
Nonperforming assets to total assets	0.05%	0.24%

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	June 30 2022	March 31 2022	December 31 2021	September 30 2021	June 30 2021
ASSETS
Cash and due from banks	$29,931	$22,394	$21,073	$28,353	$34,831
Interest-bearing deposits with banks	79,735	143,632	185,608	191,580	170,342

Cash and cash equivalents	109,666	166,026	206,681	219,933	205,173
Securities available for sale	440,877	434,924	406,782	361,988	333,636
Loans receivable	1,404,317	1,371,645	1,354,931	1,371,002	1,386,654
Less: Allowance for loan losses	17,017	16,660	16,442	16,103	15,340

Net loans receivable	1,387,300	1,354,985	1,338,489	1,354,899	1,371,314
Regulatory stock, at cost	2,396	3,423	3,927	3,898	4,084
Bank owned life insurance	43,167	40,215	40,038	39,864	39,665
Bank premises and equipment, net	17,032	17,022	17,289	17,364	17,298
Foreclosed real estate owned	346	590	1,742	1,876	844
Goodwill and other intangibles	29,619	29,646	29,673	29,700	29,727
Other assets	35,981	30,867	23,883	24,169	23,823

TOTAL ASSETS	$2,066,384	$2,077,698	$2,068,504	$2,053,691	$2,025,564

LIABILITIES
Deposits:
Non-interest bearing demand	$442,991	$438,979	$440,652	$442,534	$435,824
Interest-bearing deposits	1,356,839	1,342,798	1,316,141	1,279,988	1,253,117

Total deposits	1,799,830	1,781,777	1,756,793	1,722,522	1,688,941
Borrowings	74,839	90,466	90,820	111,382	119,858
Other liabilities	17,884	18,649	15,629	17,179	16,266

TOTAL LIABILITIES	1,892,553	1,890,892	1,863,242	1,851,083	1,825,065
STOCKHOLDERS’ EQUITY	173,831	186,806	205,262	202,608	200,499
TOTAL LIABILITIES AND

STOCKHOLDERS’ EQUITY	$2,066,384	$2,077,698	$2,068,504	$2,053,691	$2,025,564

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

Three months ended	June 30 2022	March 31 2022	December 31 2021	September 30 2021	June 30 2021
INTEREST INCOME
Loans receivable, including fees	$15,714	$15,375	$16,149	$16,859	$16,102
Securities	2,197	1,894	1,612	1,468	1,356
Other	182	78	92	72	59

Total interest income	18,093	17,347	17,853	18,399	17,517
INTEREST EXPENSE
Deposits	1,083	1,059	1,130	1,167	1,205
Borrowings	116	187	227	243	259

Total interest expense	1,199	1,246	1,357	1,410	1,464

NET INTEREST INCOME	16,894	16,101	16,496	16,989	16,053
PROVISION FOR LOAN LOSSES	300	300	450	750	1,500
NET INTEREST INCOME AFTER PROVISION

FOR LOAN LOSSES	16,594	15,801	16,046	16,239	14,553
OTHER INCOME
Service charges and fees	1,475	1,470	1,425	1,485	1,532
Income from fiduciary activities	214	202	198	209	181
Net realized gains on sales of securities	—	—	36	35	—
Gains on sales of loans, net	—	—	—	39	109
Gains on sales of foreclosed real estate owned	—	427	—	31	2
Earnings and proceeds on life insurance policies	449	176	174	200	194
Other	351	1,063	188	160	171

Total other income	2,489	3,338	2,021	2,159	2,189
OTHER EXPENSES
Salaries and employee benefits	5,840	5,431	4,992	5,491	5,171
Occupancy, furniture and equipment, net	1,206	1,307	1,254	1,163	1,186
Foreclosed real estate	10	53	88	16	15
FDIC insurance assessment	142	183	169	177	154
Other	3,274	3,183	3,539	2,776	2,968

Total other expenses	10,472	10,157	10,042	9,623	9,494
INCOME BEFORE TAX	8,611	8,982	8,025	8,775	7,248
INCOME TAX EXPENSE	1,756	1,854	1,387	1,794	1,493

NET INCOME	$6,855	$7,128	$6,638	$6,981	$5,755

Basic earnings per share	$0.84	$0.87	$0.81	$0.85	$0.70

Diluted earnings per share	$0.84	$0.87	$0.81	$0.85	$0.70

Book Value per share	$21.65	$22.99	$25.24	$24.90	$24.47
Tangible Book Value per share	18.02	19.37	21.63	21.27	20.85
Return on average assets (annualized)	1.35%	1.39%	1.26%	1.36%	1.15%
Return on average equity (annualized)	15.19%	14.22%	12.84%	13.50%	11.59%
Return on average tangible equity (annualized)	18.16%	16.65%	15.02%	15.78%	13.63%
Net interest spread (fte)	3.40%	3.22%	3.29%	3.49%	3.32%
Net interest margin (fte)	3.49%	3.32%	3.39%	3.61%	3.44%
Allowance for loan losses to total loans	1.21%	1.21%	1.21%	1.17%	1.11%
Net charge-offs to average loans (annualized)	-0.02%	0.02%	0.03%	0.00%	0.19%
Nonperforming loans to total loans	0.04%	0.05%	0.05%	0.20%	0.28%
Nonperforming assets to total assets	0.05%	0.06%	0.12%	0.22%	0.24%